Prospectus Supplement

John Hancock Bond Trust

Investment Grade Bond Fund (the fund)

Supplement dated February 15, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of March 31, 2022 (the Effective Date), Connor Minnaar, CFA, will be added as a portfolio manager of the fund. As of the Effective Date, Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA, and Pranay Sonalkar will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

As of the Effective Date, the following will replace in its entirety the portfolio manager information under the heading “Portfolio management” in the Summary Prospectus:

Jeffrey N. Given, CFA Managing Director and Portfolio Manager Managed the fund since 1998	Howard C. Greene, CFA Senior Managing Director and Senior Portfolio Manager Managed the fund since 2003	Connor Minnaar, CFA Senior Director and Associate Portfolio Manager Managed the fund since 2022	Pranay Sonalkar Managing Director and Associate Portfolio Manager Managed the fund since 2021

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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